                                                                  Exhibit 99.10


                 CONSENT TO IDENTIFICATION AS DIRECTOR NOMINEE


         The undersigned hereby consents to his identification as a director nominee of Noble International, Ltd. in the within Registration Statement on Form S-1.


                                                  /s/ Timothy F. Healy
                                                  ----------------------------
                                                  TIMOTHY F. HEALY